SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 27, 2010

Date of Report

September 27, 2010

(Date of earliest event reported)

CLEOPATRA INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-534111	26-3788124
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

No. 12 YingChun Road, 9th Floor, HaiWaiLianYi Building, LuoHu District, Shenzhen City, Guangdong Province, China

 (Address of principal executive offices, including zip code)

(801)303-5730

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 27, 2010, Mr. Deng Hua was appointed as a Director of the Company.  Deng Hua graduated from Hunan University of Technology in Electrical Engineering in 1989. From 1989 to 2001 he was the Finance Supervisor in Lanzhou Aluminum Plant. From 2001 to 2004, he was the Finance Director in Zhuhai Beisi te Chemical Co. Ltd. From 2004 to 2006, he was the President’s Assistant in Shenzhen Zhongao Investment Guarantee Co. Ltd.  Since  2006, he has served as a Director in Shenzhen Hanhong Investment Co. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2010

CLEOPATRA INTERNATIONAL GROUP, INC.

By:	/s/ Xu YongPing
Xu YongPing
CEO and Director